Form N-CSR Item 12(b) Exhibit
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance New York Municipal Income Trust (the “Trust”), that:
(a)	The Semi-Annual Report of the Trust on Form N-CSR for the period ended May 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust for such period.
A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.
Eaton Vance New York Municipal Income Trust
Date: July 11, 2011

/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: July 11, 2011

/s/ Cynthia J. Clemson
Cynthia J. Clemson
President